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                                                                    EXHIBIT 10.1

                                IRREVOCABLE PROXY


              THIS IRREVOCABLE PROXY is entered into as of the 16th day of March, 2001, by and among Ron K. Bailey individually and in any Representative Capacity ("RKB"), and Beverly W. Bailey individually and in any Representative Capacity ("BWB" and together with RKB, "the Stockholders", and each, a "Stockholder"), and New Mountain Partners, L.P. and DB Capital Investors, L.P. (the "Purchasers"). For purposes of this Agreement, "Representative Capacity" means as a proxy, an executor or administrator of any estate, a trustee of any trust or in any other fiduciary or representative capacity (other than as trustee or administrator of any employee benefit plan) if such Person, in such capacity, directly or indirectly possesses the power to vote or dispose or direct the voting of any Shares (as defined herein).

              WHEREAS, pursuant to that certain Preferred Stock Purchase Agreement, dated November 28, 2000 (as amended or supplemented from time to time, the "Purchase Agreement"; capitalized terms used without definition herein having the meanings ascribed thereto in the Purchase Agreement), by and among Strayer Education, Inc. (the "Company") and the Purchasers, the Company agreed to sell and the Purchasers agreed to purchase a total of 5,769,231 shares of Series A Preferred Stock, pursuant to the terms and subject to the conditions thereof;

              WHEREAS, as of the date hereof, the Stockholders own and have the power to vote 8,175,000 shares of common stock, par value $.01, of the Company (the "Shares"), or approximately 53.4% of the issued and outstanding shares of common stock, par value $.01 of the Company ("Common Stock");

              WHEREAS, the Purchase Agreement contemplates that the Company will use the proceeds from the sale of the Series A Preferred Stock, along with available cash on hand, to effect a tender offer for up to 8,500,000 shares of the Company's outstanding shares of Common Stock (the "Offer"); and

              WHEREAS, as a condition to the execution by the Purchasers of the Purchase Agreement, the Purchasers required the Stockholders to enter into a Support and Option Agreement, pursuant to which the Stockholders agreed, among other things, to vote the Shares (or cause them to be voted) for approval of the Contemplated Transactions and against Acquisition Proposals, and to execute an irrevocable proxy pursuant to which, from and after the Escrow Date until consummation of the Offer, the Purchasers shall have all of the rights and powers with respect to the Shares, subject to certain conditions, to attend in person or by proxy meetings of the stockholders of the Company, and to vote the Shares (or cause the Shares to be voted) on any and all matters in the Purchasers' sole discretion.



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              NOW, THEREFORE, in consideration of the foregoing and the
representations, warranties, covenants and agreements set forth herein, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

              1. Each of the Stockholders hereby constitutes and appoints the Purchasers as the Stockholder's true and lawful proxy and attorney-in-fact, with full power of substitution, to vote all of the Shares owned, directly or indirectly, by the Stockholder (and any and all securities issued or issuable in respect thereof) which the Stockholder is entitled to vote, for and in the name, place and stead of the Stockholder, at any annual, special or other meeting of the stockholders of the Company, and at any adjournment or adjournments thereof, or pursuant to any consent in lieu of a meeting or otherwise. All power and authority hereby conferred is coupled with an interest and is irrevocable. In the event that the Purchasers are unable to exercise such power and authority for any reason, each of the Stockholders agrees to vote all the Shares owned by the Stockholder in accordance with the Purchasers' instructions at any such meeting or adjournment thereof, or provide his or her written consent thereto.

              2. Each of the Stockholders hereby covenants and agrees that until this Proxy is terminated in accordance with the terms of Section 6 hereof, he or she will not, and will not agree to, directly or indirectly, grant any proxy or interest in or with respect to his or her Shares or deposit his or her Shares into a voting trust or enter into a voting agreement or arrangement with respect to his or her Shares.

              3. The Stockholders represent and warrant to the Purchasers that the Stockholders own beneficially and of record an aggregate of 8,175,000 shares of Common Stock on the date hereof; such Shares are all of the securities of the Company owned of record or beneficially by the Stockholders on the date hereof; the Stockholders own the Shares free and clear of all liens, charges, claims, encumbrances and security interests of any nature whatsoever; and except as provided herein, the Stockholders have not granted any proxy with respect to the Shares, deposited the Shares into a voting trust or entered into any voting agreement or other arrangement with respect to the Shares. Notwithstanding the foregoing, the Stockholders are permitted to tender, upon the request of the Purchasers, pursuant to and in accordance with the terms of the Purchase Agreement, an aggregate of 7,175,000 Shares in the Offer.

              4. The Stockholders acknowledge that some of the Shares are indirectly owned by the Stockholders through the Bailey Family Foundation. The Stockholders agree that nothing contained herein shall limit or otherwise affect the representations and warranties of the Stockholders under this Agreement.

              5. This Proxy shall be binding upon, inure to the benefit of, and be enforceable by the successors and permitted assigns of the parties hereto.


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This Proxy and the rights and obligations hereunder may not be assigned by the
Stockholders without the prior written consent of Purchasers.

              6. This Proxy shall remain in effect from the date hereof until the first to occur of (a) the date of termination of the Purchase Agreement, or (b) the Closing.

              7. Each of the Stockholders acknowledges that this Proxy is coupled with an interest sufficient in law to support an irrevocable power and shall not be terminated by any act of the Stockholder, by lack of appropriate power or authority or by the occurrence of any other event or events.

              8. The parties acknowledge and agree that performance of their respective obligations hereunder will confer a unique benefit on the other and that a failure of performance will not be compensable by money damages. The parties therefore agree that this Proxy shall be specifically enforceable and that specific enforcement and injunctive relief shall be available to the Purchasers and the Stockholders for any breach of any agreement, covenant or representation hereunder. This Proxy shall revoke all prior proxies given by the Stockholders at any time with respect to any of the Shares.

              9. The Stockholders hereby release the Purchasers from any and all claims based on the manner in which the Purchasers exercise their right to vote the Shares pursuant to this Proxy.

              10. The Stockholders will, upon request, execute and deliver any additional documents and take such actions as may reasonably be deemed by the Purchasers to be necessary or desirable to complete the Proxy granted herein or to carry out the provisions hereof.

              11. If any term, provision, covenant, or restriction of this Proxy is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Proxy shall remain in full force and effect and shall not in any way be affected, impaired or invalidated.

              12. This Proxy shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to the provisions thereof relating to conflicts of law.

              13. This Proxy may be executed in two counterparts, each of which shall be deemed to be an original but both of which together shall constitute one and the same document.


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              IN WITNESS WHEREOF, the parties hereto have caused this Proxy to be duly executed on the date first above written.


                                    NEW MOUNTAIN PARTNERS, L.P.


                                    By: New Mountain Investments, L.P., its
                                        general partner

                                          By:  New Mountain GP, LLC, its
                                               general partner

                                               By: /s/ STEVEN B. KLINSKY
                                                  ------------------------------
                                               Name:  Steven B. Klinsky
                                               Title:  Member


                                    DB CAPITAL INVESTORS, L.P.


                                    By: DB Capital Partners, L.P., its general
                                        partner

                                          By:  DB Capital Partners, Inc., its
                                               general partner

                                               By:  /s/ STEVEN K. DOLLINGER
                                                  ------------------------------
                                               Name:  Steven K. Dollinger
                                               Title:  Director


                                    STOCKHOLDERS

                                    /s/ RON K. BAILEY
                                    --------------------------------------------
                                    Ron K. Bailey


                                    /s/ BEVERLY W. BAILEY
                                    --------------------------------------------
                                    Beverly W. Bailey


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